SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported:) September 30, 2002

                             SIGA Technologies, Inc.

     Delaware                    0-23047                        13-3864870
(State or other            Commission File Number          IRS Employer ID No.
  jurisdiction
of incorporation)

                 420 Lexington Avenue, New York, New York 10170
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 672-9100

                                 NOT APPLICABLE
          (former name or former address, if changed from last report)


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                             SIGA TEDHNOLOGIES, INC.

                                    Form 8-K

                                TABLE OF CONTENTS


                                                                            Page
Item 5. Other Events........................................................ 3

Item 7. Pro Forma Statement and Exhibit A................................... 4
        Exhibit B .......................................................... 5
        Signatures.......................................................... 6


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Item 5. Other Events

On October 4, 2002, SIGA Technologies, Inc. (the "Company") received net proceeds of $931,220 from a private placement of 1,037,500 shares of its common stock and warrants to acquire 518,750 shares of common stock for $2.25 per share, exercisable for a period of five years.

In addition to this placement, on September 30, 2001, the Company issued 31,466 shares of preferred stock to pay the approximately $45,232 of accrued dividends payable.

Statements contained herein and in future filings by the Company with the Securities and Exchange Commission, in the Company's press releases, and in oral statements made by, or with the approval of , authorized personnel that relate to the Company's future performance, including, without limitation, statements with respect to the Company's anticipated results of operations or level of business for 2002 or for any other future period, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, including statements regarding the efficacy and intended utilization of SIGA's technologies under development, are not guarantees of future performance. Actual results may differ materially from the expectations contained in the forward-looking statements. Factors which may cause such differences include the risk that potential products that appeared promising in early research or clinical trials to SIGA or its collaborators do not demonstrate efficacy or safety in subsequent pre-clinical or clinical trials, and the risk that SIGA or its collaborators will not obtain appropriate or necessary governmental approvals to market products tested in such trials.

More detailed information about SIGA and the factors discussed above is set forth in SIGA's filings with the Securities and Exchange Commission, including SIGA's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and in other documents that SIGA has filed with the U.S. Securities and Exchange Commission. Investors and security holders are urged to read those documents free of charge at the Commission's web site at www.sec.gov. Those documents may also be obtained free of charge from SIGA. SIGA does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.


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

Item  7.    Pro Forma Financial Statement and Exhibits

      (A)   Unaudited Pro Forma Balance Sheet (as of August 31, 2002)

      (B)   Press Release

                                  Exhibit 7(A)

The following unaudited pro forma balance sheet is provided for illustrative purposes only. It illustrates the sale by the Company of 1,037,500 shares of its common stock and warrants to acquire 518,750 shares of common stock for net proceeds of $931,220, the issuance of 29,570 shares of preferred stock to pay the approximately $42,507 of accrued dividends payable at August 31, 2002 and the net loss for the two months ended August 31, 2002, as described in Item 5 of this Form 8-K, as if such transactions occurred prior to August 31, 2002. It does not purport to represent what the actual financial position of the Company was prior to August 31, 2002, does not purport to represent what the actual results of operations or financial position currently are as a result of the transaction or otherwise, and is not necessarily indicative of the Company's future operating results.

                                                                  Adjusted as of
                                      31-Aug-02     Adjustments     31-Aug-02
                                     ------------   -----------    ------------
ASSETS
  Current Assets
   Cash & Cash Equiv                 $  1,250,123    $ 931,220     $  2,181,343
   Accts. Receivable                      179,475           --          179,475
   Prepaid Expense                         92,671           --           92,671
                                     ------------    ---------     ------------
Total Current Assets                    1,522,269      931,220        2,453,489
                                     ------------    ---------     ------------

Fixed Assets
  Prop. Plant & Equipment-net             531,726           --          531,726
                                     ------------    ---------     ------------

Other Assets                              139,547           --          139,547
                                     ------------    ---------     ------------

TOTAL ASSETS                         $  2,193,542    $ 931,220     $  3,124,762
                                     ------------    ---------     ------------


LIABILITIES & EQUITY
  Current Liabilities
   Accounts Payable                  $    440,021    $      --     $    440,021
   Accrued Expenses                       110,121           --          110,121
   Preferred Dividends Payable             42,507      (42,507)              --
   Deferred Revenue                           900           --              900
   Capital Lease Obligations               66,112           --           66,112
                                     ------------    ---------     ------------
Total Current Liabilities                 659,661      (42,507)         617,154
                                     ------------    ---------     ------------

Equity
  Preferred Stock                         398,441       42,507          440,948
  Common Stock                              1,016          104            1,120
  Additional Paid-in-Capital           29,392,920      931,116       30,324,036
  Deferred Compensation                    (7,305)          --           (7,305)
  Retained Earnings                   (28,251,191)          --      (28,251,191)
                                     ------------    ---------     ------------
Total Equity                            1,533,881      973,727        2,507,608
                                     ------------    ---------     ------------

TOTAL LIABILITIES & EQUITY           $  2,193,542    $ 931,220     $  3,124,762
                                     ------------    ---------     ------------


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                                  Exhibit 7 (B)

SIGA TECHNOLOGIES COMPLETES PRIVATE PLACEMENT

NEW YORK, October 7, 2002 -- SIGA Technologies, Inc. (NASDAQ: SIGA) and (FRANKFURT: SGW 919 473), a biopharmaceuticals company focusing on antibiotics and vaccines directed at bacterial infections, announced today the receipt of $1,037,500 from a private placement of units consisting of an aggregate of 1,037,500 shares of common stock and warrants to purchase 518,750 shares of common stock at an exercise price of $2.25 per share to a group of private investors. The offering yielded net proceeds of approximately $935,000 to SIGA.

SIGA is identifying and developing novel anti-infective agents based on its pioneering research in the field of bacterial surface proteins, structures used by bacteria to initiate and maintain an infection. Drug candidates that interfere with surface protein expression are expected to be effective against a wide range of disease-causing bacteria, including antibiotic resistant bacteria, by blocking the attachment of bacteria to human tissue, the first step in the infection process. By comparison, antibiotics available today act by interfering with either the structure or the metabolism of a bacterial cell, affecting its ability to survive and to reproduce. No currently available antibiotics target the attachment of a bacterium to its target tissue. Once prevented from attaching to and colonizing human tissue, bacteria are readily cleared by the body's immune system.

SIGA's lead product development programs focus on biological warfare defense, mucosal vaccines for strep throat and sexually transmitted diseases, commensal bacteria for the delivery of vaccines and protein therapeutics and novel antibiotics for gram positive and gram negative bacteria.

This news release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, including statements regarding the efficacy and intended utilization of SIGA's technologies under development, are not guarantees of future performance. Actual results may differ materially from the expectations contained in the forward-looking statements. Factors which may cause such differences include the risk that potential products that appeared promising in early research or clinical trials to SIGA or its collaborators do not demonstrate efficacy or safety in subsequent pre-clinical or clinical trials, and the risk that SIGA or its collaborators will not obtain appropriate or necessary governmental approvals to market products tested in such trials.

More detailed information about SIGA and the factors discussed above is set forth in SIGA's filings with the Securities and Exchange Commission, including SIGA's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and in other documents that SIGA has filed with the U.S. Securities and Exchange Commission. Investors and security holders are urged to read those documents free of charge at the Commission's web site at www.sec.gov. Those documents may also be obtained free of charge from SIGA. SIGA does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise. For more information about SIGA, please visit the company's website at www.siga.com.

CONTACT:  SIGA Technologies, Inc., New York
          Thomas N. Konatich, CFO 212/672-9100


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              SIGA Technologies, Inc.
                                              (Registrant)


  Date: October 10, 2002              By: /s/ Thomas N. Konatich
                                              ------------------
                                              Thomas N. Konatich
                                              Chief Financial Officer
                                              (Principal Accounting Officer and
                                              Financial Officer and Vice
                                              President, Finance)


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